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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 24, 1998
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                                  PROVANT, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                     000-23989                 04-3395167
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 (State of incorporation             (Commission              (IRS Employer
     or organization)                File Number)            Identification No.)

         67 Batterymarch Street, Suite 600, Boston, Massachusetts 02110
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         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (617) 261-1600
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On November 24, 1998, PROVANT, Inc. (the "Company") acquired by merger Executive Perspectives, Inc. ("EPI") for an aggregate purchase price of approximately $10.7 million, composed of approximately $9.2 million in cash and 108,560 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). The cash portion of the purchase price for EPI was funded from cash flow from operations and borrowings from the Company's credit facility. The purchase price paid by the Company in connection with the acquisition was determined as the result of arm's-length negotiations between the Company and the principal former stockholders of EPI. EPI, based in Brookline, Massachusetts, is a business education company that develops customized simulations that demonstrate the impact of decisions on business results.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Financial statements of EPI are not required to be filed independently. However, because of the aggregate impact of acquisitions completed by the Company since June 30, 1998, the financial statements of the following corporations will be filed by amendment to this Current Report on Form 8-K within 60 days of the date hereof: KC Resources Creative Solutions, Inc., as of and for the year ended June 30, 1998 (and the report of KPMG Peat Marwick LLP, certified independent accountants, thereon); American Media Incorporated, as of and for the years ended June 30, 1997 and 1998 (and the report of McGladrey & Pullen, LLP, certified public accountants, thereon) and for the two months ended August 31, 1997 and 1998; Strategic Interactive, Inc., as of and for the years ended June 30, 1997 and 1998 (and the report of Plante & Moran, LLP, certified public accountants, thereon) and as of September 30, 1998 and for the three months ended September 30, 1997 and 1998; and Gulliver Ritchie Associates, Inc., as of and for the year ended June 30, 1998 (and the report of PriceWaterhouseCoopers LLP, certified independent accountants, thereon) and as of September 30, 1998 and for the three months ended September 30, 1997 and 1998. For information regarding the acquisitions of the aforementioned companies, reference is made to the Company's previous filings made under the Securities Exchange Act of 1934.

     (b) PRO FORMA FINANCIAL INFORMATION.

     The Company's Pro Forma Consolidated Balance Sheet as of September 30, 1998, and Pro Forma Consolidated Statements of Operations for the year ended June 30, 1998 and the three months ended September 30, 1998, will be filed by amendment to this Current Report on Form 8-K within 60 days of the date hereof .

     (c) EXHIBITS.

     None.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               PROVANT, INC.

                               By:  /s/ Rajiv Bhatt
                                  ----------------------------------------------
                                  Rajiv Bhatt, Senior Vice President, Treasurer and Chief Accounting Officer

Date:  December 8, 1998


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